UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2025

Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19001 Crescent Springs Drive
Kingwood, Texas 77339

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NSP	New York Stock Exchange
NYSE Texas

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On November 3, 2025, a subsidiary of Insperity, Inc. (the "Company") entered into an amendment to its arrangement with UnitedHealthcare related to its medical coverage (the “Amendment”). The Amendment includes additional expected cost savings starting in 2026 and extends the arrangement through 2028; provides the Company with the option to annually elect to limit its responsibility for each participant’s claim costs to $500,000, $750,000, or $1,000,000 per year; revises certain administrative costs payable by the Company; and adds additional volume-based incentives, subject to certain conditions. The other previously disclosed material items remain unchanged. The foregoing summary is qualified in its entirety by reference to the agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.
A copy of the Company's press release announcing this amendment is attached as Exhibit 99.1.
Item 2.02. Results of Operations and Financial Condition.
On November 3, 2025, Insperity, Inc. issued a press release announcing the company’s financial and operating results for the quarter ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference. The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

10.1	(+)	Letter Agreement by and between Insperity Holdings, Inc. and UnitedHealthcare Insurance Company entered into as of November 3, 2025.
99.1	—	Press release regarding financial and operating results issued by Insperity, Inc. on November 3, 2025.
104		Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

(+)
Certain portions of the exhibit have been omitted pursuant to Item 601(b)(10) of Regulation S-K. The omitted information is (i) not material and (ii) the type of information the Company treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:	/s/ Christian P. Callens
Christian P. Callens
Senior Vice President of Legal, General Counsel & Secretary

Date: November 3, 2025